                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         Each of the undersigned officers and directors of Acorn Products, Inc. (the "Company"), hereby appoints A. Corydon Meyer, John G. Jacob, and Robert J. Tannous as his attorneys, or any of them, with power to act without the other, as his true and lawful attorney, to sign, in his name and on his behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Registration Statement on Form S-3 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, shares of the Company's common stock issuable upon the exercise of non-transferable common stock purchase rights, and any and all amendments, including post-effective amendments, to the Registration Statement hereby granting unto said attorneys and each of them full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each said attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any said attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents effective the 22nd day of October 2002.


       /s/ William W. Abbott                             Chairman of the Board of Directors
------------------------------------------------
     William W. Abbott


       /s/ A. Corydon Meyer                              President, Chief Executive Officer, and Director
------------------------------------------------         (Principal Executive Officer)
       A. Corydon Meyer


       /s/ John G. Jacob                                 Vice President, Chief Financial Officer,
------------------------------------------------         Treasurer and Secretary (Principal Accounting
       John G. Jacob                                     Officer and Principal Financial Officer)


       /s/ Matthew S. Barrett                            Director
------------------------------------------------
     Matthew S. Barrett


       /s/ Vincent J. Cebula                             Director
------------------------------------------------
     Vincent J. Cebula


        /s/ John J. Kahl, Jr.                            Director
------------------------------------------------
     John J. Kahl, Jr.


       /s/ John L. Mariotti                              Director
------------------------------------------------
     John L. Mariotti
